                                                               [Draft -- 9/2/98]
                                                                     Exhibit 1.2




                               $[            ] 1/
                     Medium-Term Senior Notes, Series C, and
                    Medium-Term Subordinated Notes, Series D,
                        Due from Nine Months to 30 Years
                               from Date of Issue


                             Paine Webber Group Inc.

                             Distribution Agreement


                                                             September [ ], 1998
                                                              New York, New York

PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019


Dear Sirs:

         Paine Webber Group Inc., a Delaware corporation (the "Company"), confirms its agreement with you with respect to the issue and sale by the Company of up to $[ ] 1/ aggregate principal amount of its Medium-Term Senior Notes, Series C, and Medium-Term Subordinated Notes, Series D, Due from Nine Months to 30 Years from Date of Issue (the "Notes"). The Notes will be issued either as subordinated to ("Subordinated Notes") or on a parity with ("Senior Notes") other unsecured and unsubordinated indebtedness of the Company and will have the annual interest rates, maturities, redemption provisions, optional repayment rights and other terms as set forth in a supplement to the Prospectus referred to below. The Senior Notes will be issued under an Indenture dated as of March 15, 1988, between the Company and The Chase Manhattan Bank (formerly known as Chemical Bank), as trustee (the "Senior Note Trustee"), as amended by the First Supplemental Indenture dated as of September 22, 1989, and by the Second Supplemental Indenture dated as of March 22, 1991 (such Indenture, as so supplemented, being hereinafter referred to as the "Senior Note Indenture"), each between the Company and the Senior Note Trustee. The Subordinated Notes will be issued under an Indenture dated as of March 15, 1988, between the Company and Chase Manhattan Bank Delaware (formerly known as Chemical Bank Delaware), as trustee (the

 --------
     1/ Or the U.S. dollar equivalent.

"Subordinated Note Trustee"), as amended by the First Supplemental Indenture dated as of September 22, 1989, by the Second Supplemental Indenture dated as of March 22, 1991, and by the Third Supplemental Indenture dated as of November 30, 1993 (such Indenture, as so supplemented, being hereinafter referred to as the "Subordinated Note Indenture"), each between the Company and the Subordinated Note Trustee. The Senior Note Indenture and the Subordinated Note Indenture are hereinafter sometimes referred to as the "Indentures"; and the Senior Note Trustee and the Subordinated Note Trustee are hereinafter sometimes referred to as the "Trustees". The Notes will be issued, and the terms thereof established, in accordance with the Indentures and, in the case of Notes sold pursuant to Section l(a), the Medium-Term Notes Administrative Procedures attached hereto as Annex A (the "Procedures"). For the purposes of this Agreement, the term the "Agent" shall refer to you acting solely in the capacity as agent for the Company pursuant to Section l(a) and not as principal, the term the "Purchaser" shall in each instance refer to you acting solely as principal pursuant to Section l(g) and not as agent, and the term "you" shall refer to you acting in both such capacities or in either such capacity.

                  1. Appointment of Agent; Solicitation by the Agent of Offers to Purchase; Sales of Notes to a Purchaser. (a) Subject to the terms and conditions set forth herein, the Company hereby appoints the Agent to act as its agent for the purpose of soliciting offers to purchase all or part of the Notes from the Company upon the terms set forth in the Prospectus, as amended or supplemented from time to time, and in the Procedures. The appointment of the Agent hereunder is not exclusive and the Company may from time to time offer Notes for sale otherwise than to or through the Agent; provided, however, that so long as this Agreement is in effect the Company will not solicit offers to purchase Notes through any agent without amending this Agreement to appoint such agent an additional Agent hereunder on the same terms and conditions as provided herein for the Agent and without giving the Agent prior notice of such appointment. It is understood, however, that if from time to time the Company is approached by a prospective agent offering to solicit a specific purchase of Notes, the Company may engage such agent with respect to such specific purchase, provided that (i) such agent is engaged on terms substantially similar to the applicable terms of this Agreement and (ii) the Agent is given notice of such engagement promptly after it is agreed to.

         (b) On the basis of the representations and warranties set forth herein, but subject to the terms and conditions set forth herein, the Agent agrees to use reasonable efforts, as agent of the Company, to solicit offers to purchase Notes from the Company upon the terms set forth in the Prospectus, as amended or supplemented from time to time, and in the Procedures. The Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by the Agent and accepted by the Company, but the Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by the Agent at such times and in such amounts as the Agent may from time to time deem advisable.

         (c) The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase Senior Notes or Subordinated Notes from the Company at any time for any period of time or permanently. Upon receipt of instructions from the Company, the Agent forthwith will suspend its solicitation of offers to purchase Senior Notes or Subordinated Notes, as the case may be, from the Company until such time as the Company has advised the Agent that such solicitation may be resumed.

         (d) The Agent will communicate to the Company, orally or in writing, each offer to purchase Notes from the Company that is received by the Agent as agent of the Company and that is not rejected by the Agent as provided below. The Company will have the sole right to accept offers to purchase Notes from the Company and may reject any such offer, in whole or in part, for any reason. The Agent may, in its discretion reasonably exercised, reject any offer to purchase Notes from the Company that is received by the Agent, in whole or in part, and any such rejection shall not be deemed a breach of the Agent's agreements contained herein.

         (e) The Company agrees to pay the Agent a commission, on the date of delivery by the Company of any Note sold hereunder (a "Closing Date"), with respect to each sale of Notes by the Company as a result of a solicitation made by the Agent, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of each Senior Note and each Subordinated Note sold by the Company. Such commission shall be payable as specified in the Procedures. The commission rates may be amended from time to time by written agreement of the Company and the Agent.

         (f) The Agent agrees, with respect to any Note denominated in a currency other than the U.S. dollar or a composite currency, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement (as hereinafter defined) or otherwise, directly or indirectly, not to offer, sell or deliver, such Note in, or to residents of, the country issuing such currency, except as permitted by applicable law.

         (g) Subject to the terms and conditions stated herein, whenever the Company and the Agent determine that the Company shall sell Notes directly to the Agent as purchaser (the "Purchaser"), each such sale of Notes shall be made in accordance with the terms of this Agreement and any supplemental agreement relating thereto between the Company and the Purchaser. Each such supplemental agreement (which shall be substantially in the form of Annex B) is herein referred to as a "Terms Agreement". The Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto and shall specify the principal amount of such Notes, the price to be paid to the Company for such Notes, the rate at which interest will be paid on the Notes, the Closing Date for such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any modification of the requirements for the delivery of the opinions of counsel, the certificates from the Company or its officers and the letter from the Company's independent public accountants pursuant to Section 7(c). Such Terms Agreement shall also specify any period of time referred to in Section 5(l).

         Delivery of the Notes sold to the Purchaser pursuant to any Terms Agreement shall be made as agreed to between the Company and the Purchaser and set forth in the respective Terms Agreement, not later than the Closing Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in such Terms Agreement.

         2. Offering Procedures. The Procedures may be amended only by written agreement of the Company and the Agent after notice to the Trustees, and, to the extent any such amendment affects a Trustee, with the approval of such

Trustee. The Company and the Agent agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

         3. Registration Statements and Prospectus. The Company has filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations adopted by the Commission thereunder (the "Rules"), a registration statement on Form S-3 (No. 333-17913)(the "First Registration Statement") and a registration statement on Form S-3 (No. 333-[ ]) (the "Second Registration Statement") (such Second Registration Statement also constituting Post-Effective Amendment No. 1 to the First Registration Statement), each including a basic prospectus, which have become effective under the Securities Act under which the sale of $[ ] aggregate initial public offering price of debt securities (the "Securities"), including the Notes, remains registered at this time (the First Registration Statement and the Second Registration Statement, each including all exhibits thereto and each as amended at the date of this Agreement, being hereinafter collectively called the "Registration Statements"). The Company has included in the Registration Statements, or has filed or will file with the Commission pursuant to the applicable paragraph of Rules 424(b) and 429 under the Securities Act, a supplement to the form of prospectus included in the Registration Statements relating to the Notes and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of the Notes the Company proposes to file with the Commission pursuant to the applicable paragraph of Rules 424(b) and 429 under the Securities Act further supplements to the Prospectus Supplement specifying the interest rates, maturity dates, redemption provisions, if any, optional repayment rights, if any, and other terms of the Notes sold pursuant hereto or the offering thereof. The Indentures have been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The term "the Effective Date" shall mean, for each of the Registration Statements, each date (in the case of the First Registration Statement, on or after the effective date of Post-Effective Amendment No. 1 thereto) that such Registration Statement or any post-effective amendment or amendments thereto became or become effective. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in each Registration Statement at the Effective Date. The term "Prospectus" means the Basic Prospectus as supplemented by the Prospectus Supple ment. Any reference herein to a Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus includes the documents incorporated by reference therein pursuant to Item 12 of Form S-3 (the "Incorporated Docu ments") which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of such Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, and any reference herein to "amend", "amendment" or "supplement" with respect to a Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus includes the Incorporated Documents filed under the Exchange Act after the Effective Date of such Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the Registration Statements includes each of the First Registration Statement and the Second Registration Statement only so long as Notes may be issued in the future thereunder and shall refer to either one or both of such Registration Statements, as appropriate.

         The Company confirms that you are authorized to distribute the Prospectus and any amendments or supplements thereto.

         4. Representations and Warranties. The Company represents and warrants to you as follows:

         (a) The Company meets the requirements for the use of Form S-3 under the Securities Act. The Registration Statements meet the requirements set forth in Rule 415(a)(1)(ix) or (x) of the Rules and comply in all other material respects with Rule 415 of the Rules.

         (b) As of the date hereof, on the Effective Date, when any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424 or Rule 429 of the Rules, as of the date of any Terms Agreement and on any Closing Date, (i) the Registration Statements, as amended as of any such time, the Prospectus, as amended or supplemented as of any such time, and the Incorporated Documents will comply in all material respects with the applicable requirements of the Securities Act and the Rules, and the Exchange Act and the Trust Indenture Act and the respective published rules and regulations adopted by the Commission thereunder, (ii) the Registration Statements, as amended as of any such time, did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (iii) the Prospectus, as amended or supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that this representation and warranty does not apply to (x) statements or omissions made in reliance on and in conformity with information relating to you furnished in writing to the Company by you expressly for use in the Registration Statements, the Prospectus or any amendment or supplement thereto or (y) that part of the Registration Statements that shall constitute the Statements of Eligibility and Qualification on Form T-1 of the Trustees under the Trust Indenture Act, except statements or omissions in any such Statement made in reliance upon information furnished in writing to the applicable Trustee by or on behalf of the Company for use therein.

         (c) As of the time any Notes are issued and sold hereunder, the Indenture will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms and such Notes will have been duly authorized, executed, authenticated and, when paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture.

         Each acceptance by the Company of an offer to purchase Notes from the Company and each request by the Company to you that you solicit offers to purchase Notes from the Company will be deemed to be a representation and warranty by the Company to you that the representations and warranties of the Company in this Agreement are true and correct as of the time of such acceptance and that such representations and warranties will be true and correct as of the Closing Date for such Notes, in each case as though made at and as of such time; it being understood that such representations and warranties will relate to the Registration Statements as amended as of any such time and the Prospectus as amended or supplemented as of any such time.

         5. Agreements. (a) Prior to the termination of the offering of the Notes, the Company will not file any amendment or supplement to either of the Registration Statements or the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a supplement relating to any offering of Notes providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes or (iii) a supplement relating to an offering of Securities other than Notes) (including any document to be incorporated therein by reference) unless a copy thereof has been submitted to you a reasonable period of time before its filing and you have not reasonably objected thereto within a reasonable period of time after receiving such copy. Subject to the foregoing sentence, the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rules 424(b) and/or 429 of the Rules or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed and will provide evidence satisfactory to you of such filing.

         (b) The Company will advise you promptly (i) when each amendment or supplement to the Prospectus shall have been filed with the Commission pursuant to Rules 424(b) and/or 429 or, in the case of any document incorporated therein by reference, when such document shall have been filed with the Commission pursuant to the Exchange Act, (ii) when, prior to the termination of the offering of the Notes, any amendment to either of the Registration Statements shall have been filed or become effective, (iii) of the initiation or threatening of any proceedings for, or receipt by the Company of any notice with respect to, the suspension of the qualification of the Notes for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of either of the Registration Statements and (iv) of the receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to either of the Registration Statements, the Prospectus or any amendment or supplement thereto or to the transactions contemplated by this Agreement. The Company will use its best efforts to prevent the issuance of an order suspending the effectiveness of either of the Registration Statements and, if any such order is issued, to obtain its lifting as soon as possible.

         (c) The Company will deliver to you, without charge, two conformed copies of the Second Registration Statement and each post-effective amendment to the Registration Statements filed after the date hereof (including all exhibits filed with any such document) and as many conformed copies of the Registration Statements and each such amendment (excluding exhibits) and each Indenture as you may reasonably request.

         (d) The Company, during the period when a prospectus relating to the Notes is required to be delivered under the Act, will deliver, without charge, to you, at such office or offices as you may designate, as many copies of the Prospectus or any amendment or supplement thereto as you may reasonably request, and, if any event occurs during such period as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if during such period it is necessary to amend either Registration Statement or to amend or supplement the Prospectus to comply with the Securities Act or the Rules or the Exchange Act or the published rules and regulations adopted by the Commission thereunder, the Company promptly will (i) notify you to suspend solicitation of offers to purchase Notes from the Company,
(ii) prepare and file with the Commission, subject to Section 5(a), and deliver, without charge, to you, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any amended or supplemented Prospectus to you in such quantities as you may reasonably request.

         (e) The Company, during the period when a prospectus relating to the Notes is required to be delivered under the Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. The Company will make generally available to its security holders as soon as practicable, but in any event not later than fifteen months after (i) the Effective Date of the Registration Statements, (ii) the Effective Date of each post-effective amendment to either of the Registration Statements and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statements, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules.

         (f) The Company will take such actions as you designate in order to qualify the Notes for offer and sale under the securities or "blue sky" laws of such jurisdictions as you designate, will maintain such qualification in effect for so long as may be required for the distribution of the Notes and will arrange for the determination of the legality of the Notes for purchase by institutional investors.

         (g) The Company will supply to you copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and of each annual or other report it is required to file with the

Commission. The Company shall furnish to you such information, documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statements, the Prospectus, and any amendments thereof or supplements thereto, the Indenture, the Notes, this Agreement, the Procedures and the performance by the Company and you of its and your respective obligations hereunder and thereunder as you may from time to time and at any time prior to the termination of this Agreement reasonably request.

         (h) The Company will, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, (i) pay, or reimburse if paid by you, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including costs and expenses relating to (A) the preparation, printing and filing of the Registration Statements and exhibits thereto, the Prospectus, all amendments and supplements to either of the Registration Statements and the Prospectus, and the printing or other reproduction of the Indentures and this Agreement, (B) the authorization and issuance of the Notes and the preparation and delivery of certificates for the Notes, (C) the registration or qualification of the Notes for offer and sale under the securities or "blue sky" laws of the jurisdictions referred to in paragraph (f) of this Section 5 and the determination of the legality of the Notes, including the fees and disbursements of Cravath, Swaine & Moore, your counsel, in that connection, and the preparation and printing of any preliminary and supplemental "blue sky" memoranda and legal investment memoranda, (D) the furnishing (including costs of shipping and mailing) to you of copies of the Prospectus, and all amendments or supplements to the Prospectus, and of all other documents, reports and other information required by this Section to be so furnished, (E) all transfer taxes, if any, with respect to the sale and delivery of the Notes by the Company, (F) the fees and expenses of the Trustees, (G) all fees charged by the National Association of Securities Dealers, Inc., in connection with the Notes and (H) the fees charged by rating agencies in connection with any rating of the Notes, (ii) reimburse you on a quarterly basis for all out-of-pocket expenses (including advertising expenses) incurred by you with the advance approval of the Company and (iii) reimburse the reasonable fees and disbursements of Cravath, Swaine & Moore, your counsel, incurred in connection with this Agreement.

         (i) Each time that either of the Registration Statements or the Prospectus is amended or supplemented (other than by an amendment or supplement relating to any offering of Securities other than the Notes or providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto), including by the filing of any document incorporated therein by reference, the Company will deliver or cause to be delivered forthwith to you a certificate of the chief executive, operating or financial officer or treasurer and the secretary or chief financial or accounting officer or treasurer of the Company, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form reasonably satisfactory to you, to the effect that the statements contained in the certificate that was last furnished to you pursuant to either Section 6(c) or this paragraph (i) are true and correct at the time of the effectiveness of such amendment or the filing of such supplement as though made at and as of such time (except that (i) the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission shall be substituted for the corresponding date in such certificate and (ii) such statements shall be deemed to relate to the Registration Statements and the Prospectus as amended or supplemented to the time of the effectiveness of such amendment or the filing of such supplement) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 6(c) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statements and the Prospectus as amended or supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

         (j) Each time that either of the Registration Statements or the Prospectus is amended or supplemented (other than by an amendment or supplement
(i) relating to any offering of Securities other than the Notes, (ii) providing solely for the specification of or a change in the maturity dates, the interest rates, the issuance prices or other similar terms of any Notes sold pursuant hereto, or (iii) setting forth or incorporating by reference financial statements or other information as of and for a fiscal quarter, unless, in the case of clause (iii) above, in your reasonable judgment, such financial statements or other information are of such a nature that an opinion of counsel should be furnished), including by the filing of any document incorporated therein by reference, the Company will furnish or cause to be furnished forthwith to you a written opinion and a written letter of counsel for the Company satisfactory to you, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to you, of the same tenor as the opinion and letter referred to in Section 6(d) but modified to relate to the Registration Statements and the Prospectus as amended or supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion and letter, counsel last furnishing such an opinion and letter to you may furnish you with a letter to the effect that you may rely on such counsel's last opinion and last letter to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such counsel's last opinion and last letter will be deemed to relate to the Registration Statements and the Prospectus as amended or supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

         (k) Each time that either of the Registration Statements or the Prospectus is amended or supplemented to set forth amended or supplemental financial information, including by the filing of any document incorporated therein by reference, the Company will cause its independent public accountants forthwith to furnish a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to you, of the same tenor as the letter referred to in Section 6(f) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statements and the Prospectus, as amended or supplemented to the date of such letter, provided that if either of the Registration Statements or the Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, the Company's independent public accountants may limit the scope of such letter, which shall be satisfactory in form to you, to the unaudited financial statements, the related "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any other information of an accounting, financial or statistical nature included in such amendment or supplement, unless, in your reasonable judgment, such letter should cover other information or changes in specified financial statement line items.

         (l) During the period, if any, specified in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser, issue or announce the proposed issuance of any of its debt securities, including Notes, with terms substantially similar to the Notes being purchased pursuant to such Terms Agreement.

         (m) Upon your reasonable request on any Closing Date, the Company will furnish or cause to be furnished forthwith to you a written opinion of counsel for the Company satisfactory to you, dated such Closing Date, of the same tenor as paragraphs 1 and 3 of the opinion referred to in Section 6(d), but modified, as necessary, to relate to the Prospectus as amended or supplemented at such Closing Date and except that such opinion shall state that the Notes being sold by the Company on such Closing Date, when delivered against payment therefor as provided in the applicable Indenture and this Agreement, will, assuming performance by the authenticating agent or the applicable Trustee under the applicable Indenture, have been duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of the Company entitled to the benefits of the applicable Indenture and enforceable in accordance with their terms, subject only to the exceptions as to enforcement set forth in paragraph 3 of the opinion referred to in Section 6(d), and that such Notes conform to the description thereof contained in the Prospectus as amended or supplemented to such Closing Date.

         6. Conditions to the Obligations of the Agent. The obligations of the Agent to solicit offers to purchase Notes from the Company are subject to the accuracy, on the date of this Agreement, on the Effective Date of each Registration Statement, when any amendment or supplement to the Prospectus is filed with the Commission pursuant to the applicable paragraph of Rule 424(b) and/or 429 of the Rules and on each Closing Date, of the representations and warranties of the Company in this Agreement, to the accuracy and completeness of all statements made by the Company or any of its officers in any certificate delivered to the Agent or the Agent's counsel pursuant to this Agreement, to performance by the Company of its obligations under this Agreement and to each of the following additional conditions:

                  (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no order suspending the effectiveness of either of the Registration Statements, as amended from time to time, shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the

         Commission (to be included in either of the Registration Statements or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Agent.

                  (b) Since the date of the most recent financial statements included or incorporated by reference in the Prospectus, (i) there must not have been any change (of the type indicated in paragraph (b)(3) of Annex D to this Agreement) specified in the most recent letter of the type referred to in Section 5(k), in paragraph (f) of this Section 6 or in Section 7(c)(iv), (ii) there must not have been any material adverse change in the general affairs, prospects, management, business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus, as then amended or supplemented,
         (iii) the Company and its subsidiaries must not have sustained any material loss or interference with their business or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree not described in the Prospectus, as then amended or supplemented, and (iv) there must not have been any downgrading in the rating of any of the Company's debt securities by any nationally recognized statistical rating organization (as defined for purposes of Rule 436(g) of the Rules) or any public announcement by any such organization of any proposal by it to downgrade such rating or that it has under surveillance or review its rating of the Notes or any other debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) if, in the judgment of the Agent, any such development referred to in clause (i), (ii), (iii) or (iv) makes it impracticable or inadvisable to proceed with the soliciting of offers to purchase Notes from the Company as contemplated by the Prospectus, as then amended or supplemented.

                  (c) The Company shall have furnished to the Agent on the date of this Agreement a certificate of the Treasurer and the General Counsel of the Company, dated such date, certifying that (i) the signers have carefully examined the Registration Statements, the Prospectus, the Indentures and this Agreement, (ii) the representations and warranties of the Company in this Agreement are accurate on and as of the date of such certificate and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agent to solicit offers to purchase the Notes, (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has not been any material adverse change in the general affairs, prospects, management, business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus, as amended or supplemented as of the date of such certificate, and (iv) to the knowledge of such officers, no action to suspend the effectiveness of either of the Registration Statements, as amended as of the date of such certificate, or to prohibit the sale of the Notes has been taken or threatened by the Commission.

                  (d) The Agent shall have received on the date of this Agreement from the General Counsel of the Company an opinion and a letter each dated such date substantially identical to the proposed form of opinion and form of letter set forth in Annex C to this Agreement.

                  (e) The Agent shall have received on the date of this Agreement from Cravath, Swaine & Moore, its counsel, an opinion dated such date with respect to the Company, the Notes, the Indentures, this Agreement and the form and sufficiency of all proceedings taken in connection with the sale and delivery of the Notes and a letter dated such date with respect to the Registration Statements and the Prospectus. Such opinion, letter and proceedings shall be satisfactory in all respects to the Agent. The Company must have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to render such opinion and letter.

                  (f) The Agent shall have received, at the date of this Agreement, a signed letter from Ernst & Young LLP, independent accountants for the Company, substantially in the form of Annex D to this Agreement.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement will comply with this Agreement only if they are in form and scope satisfactory to the Agent and its counsel.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Agent and its counsel, this Agreement and all obligations of the Agent hereunder may be canceled at any time by the Agent. Notice of such cancelation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         The documents required to be delivered by this Section 6 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the Agent, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the date of this Agreement.

         7. Conditions to the Obligations of the Pur chaser. The obligations of the Purchaser to purchase any Notes from the Company are subject to the accuracy, on the date of any related Terms Agreement and on the Closing Date for such Notes, of the representations and warranties of the Company in this Agreement, to the accuracy and completeness of all statements made by the Company or any of its officers in any certificate delivered to the Purchaser or its counsel pursuant to this Agreement, to performance by the Company of its obligations under this Agreement and to each of the following additional conditions:

                  (a) No stop order suspending the effectiveness of either of the Registration Statements shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) Since the date of the most recent financial statements included or incorporated by reference in the Prospectus, (i) there must not have been any change (of the type indicated in paragraph (b)(3) of Annex D to this Agreement) specified in the most recent letter of the type referred to in Section 5(k), in Section 6(f) or in paragraph
         (c)(iv) of this Section 7, (ii) there must not have been any material adverse change in the general affairs, prospects, management, business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus, as then amended or supplemented,
         (iii) the Company and its subsidiaries must not have sustained any material loss or interference with their business or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree not described in the Prospectus, as then amended or supplemented, and (iv) there must not have been any downgrading in the rating of any of the Company's debt securities by any nationally recognized statistical rating organization (as defined for purposes of Rule 436(g) of the Rules) or, if so specified in the applicable Terms Agreement, any public announcement by any such organization of any proposal by it to downgrade such rating or that it has under surveillance or review its rating of the Notes or any other debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) if, in the judgment of the Purchaser, any such development referred to in clause (i), (ii), (iii) or (iv) makes it impracticable or inadvisable to consummate the purchase of the Notes.

                  (c) If specified by any related Terms Agreement and except to the extent modified by such Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in Section 6(c) (except that references to the Prospectus shall be to the Prospectus as supplemented at the time of execution of the Terms Agreement), (ii) the opinion and letter of the General Counsel of the Company, each dated as of the Closing Date, to the effect set forth in Section 6(d), (iii) the opinion and letter of Cravath, Swaine & Moore, counsel for the Purchaser, each dated as of the Closing Date, to the effect set forth in Section 6(e) and (iv) a letter of Ernst & Young LLP, independent accountants for the Company, dated as of the Closing Date, to the effect set forth in Section 6(f).

                  (d) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

         If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement and any

Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be canceled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancelation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         8. Right of Person Who Agreed to Purchase to Refuse to Purchase. The Company agrees that any person who has agreed to purchase and pay for any Note, including the Purchaser and any person who purchases pursuant to a solicitation by the Agent, shall have the right to refuse to purchase such Note if, at the Closing Date therefor, any condition set forth in Section 6 or 7, as applicable, shall not be satisfied, it being understood that under no circumstances whatsoever shall the Agent have any duty or obligation to exercise the judgment permitted under Section 6(b) or Section 7(b) on behalf of any such person.

         9. Indemnification. (a) The Company will indemnify and hold harmless you, your directors, officers, employees and agents and each person, if any, who controls you within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, either Registration Statement or the Prospectus or any amendment or supplement to any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that the Company will not be liable to the extent that such loss, claim, damage or liability arises from the sale of Notes by the Company to any person in the manner contemplated in the Prospectus, as amended or supplemented as of the time of the confirmation of such sale, as a result of a solicitation by you and is based upon an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with information relating to you furnished in writing to the Company by you expressly for use in the document or (ii) in a preliminary prospectus if the Prospectus, as amended or supplemented as of the time of the confirmation of the sale to such person, corrected the untrue statement or omission or alleged untrue statement or omission which is the basis of the loss, claim, damage or liability for which indemnification is sought and a copy of the Prospectus, as so amended (but excluding any documents incorporated therein by reference), was not sent or given to such person at or before the confirmation of the sale to such person in any case where such delivery is required by the Securities Act, unless such failure to deliver the Prospectus, as so amended, was a result of noncompliance by the Company with Section 5(d). This indemnity agreement will be in addition to any liability that the Company might otherwise have.

         (b) You will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of either the Securities Act or the Exchange Act, each director of the Company and each officer of the Company who signs either of the Registration Statements to the same extent as the foregoing indemnity from the Company to you, but only insofar as losses, claims, damages or liabilities arise from the sale of Notes by the Company to any person in the manner contemplated in the Prospectus as a result of a solicitation by you and are based upon any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, either Registration Statement or the Prospectus or any amendment or supplement to any of them in reliance upon and in conformity with information relating to you furnished in writing to the Company by you expressly for use in the document. This indemnity agreement will be in addition to any liability that you might otherwise have.

         (c) Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party (i) will not relieve it from liability under this Section 9 unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 9. If any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees and expenses of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded that there may be legal defenses available to it or other indemnified parties which are different from or in addition to those available to the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the fees and expenses of such counsel will be at the expense of the indemnifying party or parties and all such fees and expenses will be reimbursed promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent or, in connection with any proceeding or related proceedings in the same jurisdiction, for the fees and expenses of more than one separate counsel for all indemnified parties.

         10. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or you, the Company and you agree to contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (collectively "Losses") to which the Company and you may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by you from the offering of the Notes from which such Losses arise; provided, however, that in no case shall you be responsible for any amount in excess of the commissions received by you in connection with the sale of Notes from which such Losses arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by you if such commissions had been payable). If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and you shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and you in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) of the Notes from which such Losses arise, and benefits received by you shall be deemed to be equal to the total commissions received by you in connection with the sale of Notes from which such Losses arise (or, in the case of Notes sold pursuant to a Terms Agreement, the aggregate commissions that would have been received by you if such commissions had been payable). Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or you. The Company and you agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 10, no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, any person who controls a party to this Agreement within the meaning of either the Securities Act or the Exchange Act will have the same rights to contribution as that party, and each officer of the Company who signed either of the Registration Statements and each director of the Company will have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this
Section 10. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 10, notify such party or parties from whom contri bution may be sought, but the omission so to notify (i) will not relieve such party or parties from liability under this Section 10 unless and to the extent it or they did not otherwise learn of such action and such failure results in the forfeiture by such party or parties of substantial rights and defenses and (ii) will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have otherwise than under this Section 10. No party will be liable for contribution with respect to any action or claim settled without its written consent.

         11. Termination. (a) This Agreement may, as between the Company and you, be terminated for any reason at any time by either the Company or you giving written notice of such termination to the other party. If any such notice is given, this Agreement will terminate, as between the Company and you, at the close of business on the third business day following the receipt of such notice by the party to whom such notice is given. In the event of any such termination, no party shall have any liability to the other party hereto, except as provided in Sections l(e), 5(h), 9, 10 and 12, and this Agreement shall continue between the Company and any other party to this Agreement without regard to any such termination.

         (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser by notice given to the Company if, prior to delivery of any payment for Notes to be purchased thereunder, (1) trading in the equity securities of the Company is suspended by the Commission, by an exchange that lists such equity securities of the Company, or by the NASDAQ National Market, (2) additional material governmental restrictions, not in force on the date of this Agreement, have been imposed upon trading in securities generally or minimum or maximum prices have been generally established on the New York Stock Exchange or on the American Stock Exchange, or trading in securities generally has been suspended on any such Exchange or a general banking moratorium has been established by Federal or New York authorities or (3) any outbreak or material escalation of hostilities or other calamity or crisis occurs the effect of which is such as to make it, in the judgment of the Purchaser, impracticable to market such Notes.

         12. Miscellaneous. The respective representa tions, warranties and agreements of the Company and you in this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of you, the Company or any person controlling you or the Company and will survive delivery of and payment for the Notes. The reimbursement, indemnification and contribution agreements in Sections 1(e), 5(h), 9, 10 and 12 will remain in full force and effect regardless of any termination of this Agreement.

         This Agreement is for the benefit of you and the Company and the respective successors of you and the Company and, to the extent expressed in this Agreement, for the benefit of persons controlling you or the Company, and directors and officers of the Company, and their respective successors, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

         Notwithstanding anything to the contrary contained in the Distribution Agreement dated December 23, 1996, between the Company and you (the "Prior Agreement"), the Prior Agreement shall terminate (except with respect to Sections 1(e), 5(h), 9, 10 and 12 thereof) immediately upon the execution and delivery of this Agreement.

         All notices and communications under this Agreement will be in writing, effective only on receipt and mailed or delivered by messenger, facsimile transmission or otherwise to PaineWebber Incorporated at 1285 Avenue of the Americas, New York, New York 10019, attention of General Counsel and Treasurer or to the Company at 1285 Avenue of the Americas, New York, New York 10019, attention of General Counsel and Treasurer.

         This Agreement may be signed in multiple counterparts that taken as a whole constitute one agreement.

         This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         Please confirm that the foregoing correctly sets forth the agreement between us.

                                    Very truly yours,

                                    PAINE WEBBER GROUP INC.,

                                       by
                                          ------------------------
                                          Title:

Confirmed:

PAINEWEBBER INCORPORATED,

  by
    --------------------
    Title:

                                                                      Schedule I










                  SENIOR AND SUBORDINATED MEDIUM-TERM NOTE FEES


             Maturity                                                   Senior               Subordinated
-----------------------------------                                     ------               ------------
9 months to less than 12 months                                          .050                    .050
12 months to less than 18 months                                         .125                    .125
18 months to less than 2 years                                           .150                    .150
2 years to less than 3 years                                             .250                    .250
3 years to less than 4 years                                             .350                    .350
4 years to less than 5 years                                             .450                    .450
5 years to less than 7 years                                             .500                    .500
7 years to less than 10 years                                            .550                    .550
10 years to less than 20 years                                           .600                    .600
20 years to 30 years                                                     .750                    .750

                                                                         Annex A
                                                                         -------










                             PAINE WEBBER GROUP INC.

                   Medium-Term Notes Administrative Procedures
                               September [ ], 1998


         Medium-Term Senior Notes, Series C, and Medium-Term Subordinated Notes, Series D, Due from Nine Months to 30 Years from Date of Issue (the "Notes") are to be offered on a continuing basis by Paine Webber Group Inc. (the "Company"). PaineWebber Incorporated, as agent (the "Agent"), has agreed to use reasonable efforts to solicit offers to purchase Notes from the Company. The Agent will be obligated to purchase Notes for its own account. The Notes are being sold pursuant to a Distribution Agreement between the Company and the Agent dated September [ ], 1998 (the "Distribution Agreement"). The Notes will be issued either as subordinated to ("Subordinated Notes") or on a parity with ("Senior Notes") other unsecured and unsubordinated indebtedness of the Company and have been registered with the Securities and Exchange Commission (the "Commission"). The Chase Manhattan Bank (the "Senior Note Trustee") is the trustee under the Indenture dated as of March 15, 1988, covering the Senior Notes, as supplemented by the First Supplemental Indenture dated as of September 22, 1989, and by the Second Supplemental Indenture dated as of March 22, 1991 (such Indenture, as so supplemented, being hereinafter referred to as the "Senior Note Indenture"), each between the Company and the Senior Note Trustee. Chase Manhattan Bank Delaware (the "Subordinated Note Trustee") is the trustee under the Indenture dated as of March 15, 1988, covering the Subordinated Notes, as supplemented by the First Supplemental Indenture dated as of September 22, 1989, by the Second Supplemental Indenture dated as of March 22, 1991, and by the Third Supplemental Indenture dated as of November 30, 1993 (such Indenture, as so supplemented, being hereinafter referred to as the "Subordinated Note Indenture"), each between the Company and the Subordinated Note Trustee. The Senior Note Indenture and the Subordinated Note Indenture are hereinafter sometimes called the "Indentures"; and the Senior Note Trustee and the Subordinated Note Trustee are hereinafter sometimes called the "Trustees".

         Notes may be represented by a Global Note (as hereinafter defined) delivered to The Chase Manhattan Bank (in such capacity, the "Custodian") as agent for The Depository Trust Company ("DTC"), with ownership of beneficial interests in such Global Notes recorded in the book-entry system maintained by DTC (each such interest in a

Global Note being referred to herein as a "Book-Entry Note"), or may be represented by a certificate delivered to the holder thereof or a person designated by such holder (each a "Certificated Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note. In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, The Chase Manhattan Bank will perform the custodial, document control and administrative functions described in Part II below, in accordance with its respective obligations under a Letter of Representations from the Company and The Chase Manhattan Bank to DTC relating to the Senior Notes and a Letter of Representations from the Company, The Chase Manhattan Bank and the Subordinated Note Trustee to DTC relating to the Subordinated Notes (each a "Letter of Representations", and, collectively, the "Letters of Representations") and a Medium-Term Note Certificate Agreement (the "Certificate Agreement") between The Chase Manhattan Bank and DTC, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement system ("SDFS").

         Administrative procedures and certain terms of the offering are explained below. Certain general terms of the offering, applicable to both Book-Entry Notes and Certificated Notes, are set forth in Part I hereof. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part II hereof, as adjusted in accordance with changes in DTC's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part III hereof. Unless otherwise defined herein, terms defined in the Distribution Agreement, the Indentures and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes". To the extent the procedures set forth below conflict with the provisions of the Notes, the Indentures, DTC's operating requirements or the Distribution Agreement, the relevant provisions of the Notes, the Indentures, DTC's operating requirements and the Distribution Agreement shall control. The Company will advise the Agent from time to time in writing of those persons with whom the Agent is to communicate with respect to offers to purchase Notes from the Company and the details of their delivery. References below to "the Agent" shall mean the Agent involved in any proposed purchase and sale of any Note or Notes.

                      Part I. Certain Terms of the Offering
                              -----------------------------



Price to Public:                    Each Note will be issued at the percentage
                                    of its principal amount specified in the Prospectus Supplement, as then amended or supplemented, relating to the Notes.

Denominations:                      Notes denominated in U.S. dollars will be
--------------                      issued in minimum denominations of $100,000
                                    and in denominations exceeding such amount by integral multiples of $1,000. Book-Entry
                                    Notes will not be denominated in any
                                    currency or composite currency other than the U.S. dollar. Certificated Notes denominated in other than U.S. dollars will be issued in the denominations specified pursuant to "Settlement Procedures" in Part
                                    III below.

Registration:                       Notes will be issued only in fully
-------------                       registered form.

Maturities:                         Each Note will mature on a date selected by
-----------                         the purchaser and agreed to by the Company,
                                    which will be not less than nine months and not more than 30 years after the date of issue thereof.

Interest                            Each Note will bear interest (i) in the case
Payment:                            of Fixed Rate Notes, at the annual rate
---------                           stated on the face thereof, payable in
                                    arrears on such dates as are specified
                                    therein (each such date of payment other than the maturity date being an "Interest
                                    Payment Date" with respect to such Fixed
                                    Rate Note) and at maturity and (ii) in the case of Floating Rate Notes, at a rate determined pursuant to the formula stated on the face thereof, payable in arrears on such dates as are specified therein (each such date of payment other than the maturity date being an "Interest Payment Date" with respect to such Floating Rate Note) and at maturity.

                                    Unless otherwise specified, each Note will bear interest from and including the later of its date of issue and the most recent date to which interest has been paid or provided for, to but excluding the current Interest Payment Date or the maturity date of such Note. Interest payments for a Note will include interest accrued to but excluding the Interest Payment Date; provided, however, that a Floating Rate Note which has a rate of interest that is reset daily or weekly will bear interest from and including the later of its date of issue and the day following the most recent Regular Record Date (as defined below) to which interest on such Note has been paid or provided for, to and including the next preceding Regular Record Date or the maturity date of such Note, except as otherwise provided in such Note. Unless otherwise specified, the "Regular Record Date" with respect to any Interest Payment Date for any Note shall be the 15th day preceding such Interest Payment Date, whether or not such date shall be a Business Day.

                                    Unless otherwise specified, interest
                                    (including payments for partial periods) will be calculated and paid, in the case of Fixed Rate Notes, on the basis of a 360-day year of twelve 30-day months and, in the case of Floating Rate Notes, on the basis of the actual number of days elapsed over a year of 360 days, except with respect to interest on Treasury Rate Notes (as defined in the Prospectus Supplement relating to the Notes) which will be calculated and paid on the basis of the actual number of days elapsed over a year of 365 or 366 days, as applicable. Interest will be payable to the person in whose name the Note is registered at the close of business on the Regular Record Date next preceding the Interest Payment Date except that, in the case of Notes issued between a Regular Record Date and an Interest Payment Date, interest payable on such Interest Payment Date will be paid to the person in whose name such Note was initially registered; provided, however, that interest payable at Maturity (as defined below) will be payable to the person to whom principal shall be payable. "Maturity" shall mean the date on which the principal of a Note or an installment of principal becomes due, whether on the Maturity Date specified for such Note, upon redemption or early repayment or otherwise.

Procedure for Rate                  The Company and the Agent will discuss from
Setting and Posting:                time to time the interest rates per annum to
--------------------                be borne by, the issuance price of, the
                                    aggregate principal amount of and maturity of Notes that may be sold as a result of the solicitation of offers by the Agent. If the Company establishes a fixed set of interest rates and maturities for an offering period
                                    (a "posting"), or if the Company decides to change already posted rates, it will promptly advise the Agent of the rates and maturities to be posted.

                                    If the Company decides to post interest
                                    rates and a decision has been reached to change the posted interest rates, the Company will promptly notify the Agent. The Agent forthwith will suspend solicitation of offers to purchase notes from the Company until such time as the Company has advised the Agent as to the new rates. Until such time only "indications of interest" may be recorded.

Acceptance of Offers:               The Agent will communicate to the Company,
---------------------               orally or in writing, each offer to purchase
                                    Notes from the Company that is received by the Agent as agent of the Company and that is not rejected by the Agent as provided below. The Company will have the sole right to accept offers to purchase Notes from the Company and may reject any such offer, in whole or in part, for any reason. The Agent may, in its discretion reasonably exercised, reject any offer to purchase Notes from the Company that is received by the Agent, in whole or in part.

                                    The Company will promptly notify the Agent of its acceptance or rejection of an offer to purchase Notes. If the Company accepts an offer to purchase Notes it will confirm such acceptance in writing to the Agent.

Suspension of                       As provided in the Distribution Agreement,
Solicitation;                       the Company may suspend solicitation of
Amendment or                        offers to purchase at any time and, upon
Supplement:                         receipt of instructions from the Company,
------------                        the Agent will forthwith suspend
                                    solicitation until such time as the Company has advised it that solicitation of offers to purchase may be resumed.

                                    If the Agent receives the notice from the Company contemplated by Section 5(d) of the Distribution Agreement, it will promptly suspend solicitation and will only resume solicitation as provided in the

                                    Distribution Agreement. If the Company is required, pursuant to Section 5(d) of the Distribution Agreement, to prepare an amendment or supplement, it will promptly furnish the Agent with the proposed amendment or supplement; in all other cases, if the Company decides to amend or supplement either of the Registration Statements or the Prospectus, it will promptly advise the Agent and will furnish the Agent with the proposed amendment or supplement in accordance with the terms of the Distribution Agreement. The Company will promptly file such amendment or supplement, provide the Agent (and Cravath, Swaine & Moore or such other law firm as may be counsel to the Agent at the time) with copies of any such amendment or supplement, confirm to the Agent that such amendment or supplement has been filed with the Commission and advise the Agent that solicitation may be resumed.

                                    In the event that at any time the Company suspends solicitation of offers to purchase Notes from the Company there shall be any outstanding offers to purchase Notes from the Company that have been accepted by the Company but for which settlement has not yet occurred, the Company will promptly advise the Agent and the Trustees whether such sales may be settled and whether copies of the Prospectus as amended or supplemented to the time of the suspension may be delivered in connection with the settlement of such sales. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such sales may not be settled or that copies of the Prospectus as so amended or supplemented may not be so delivered.

Delivery of
Prospectus:                         A copy of the Prospectus, as most recently
-----------                         amended or supplemented on the date of
                                    delivery thereof (except as provided below), relating to any Note must be delivered to a purchaser prior to or together with the earliest of (i) any written offer of such Note, (ii) the delivery of the written confirmation provided for below and (iii) the delivery of any Note purchased by such purchaser. Subject to the foregoing and to the procedures described in Part II below, it is anticipated that delivery of the Prospectus, confirmation and Notes to the purchaser will be made simultaneously at settlement. The Company shall ensure that the Agent receives copies of the Prospectus and each amendment or supplement thereto
                                    (including appropriate pricing stickers) in such quantities and within such time limits as will enable the Agent to deliver such confirmation or Note to a Purchaser as contemplated by these procedures and in compliance with the preceding sentence. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Company and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such Purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

Confirmation:                       For each offer to purchase a Note from the
-------------                       Company solicited by the Agent and accepted
                                    by the Company, the Agent will issue a
                                    confirmation to the purchaser, with a copy to the Company, setting forth the Settlement
                                    Details (as hereinafter defined) and
                                    delivery and payment instructions.

Business Day:                       "Business Day" with respect to any Note
-------------                       means each day, other than a Saturday or
                                    Sunday, that is (i) not a day on which
                                    banking institutions in the Business Day
                                    Centers with respect to such Note are
                                    authorized or obligated by law or executive order to close and (ii) if such Note is a LIBOR Note (as defined in the Prospectus
                                    Supplement), a London Banking Day (as
                                    hereinafter defined). Unless otherwise
                                    specified in the applicable Note, "Business
                                    Day Centers" with respect to any Note shall mean The City of New York and, in the case of any Note payable in a Specified Currency other than U.S. dollars or a composite currency, the principal financial center of the country issuing the Specified Currency.
                                    As used herein, "London Banking Day" shall mean any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Advertising Cost:                   The Company will determine with the Agent
-----------------                   the amount of advertising that may be
                                    appropriate in offering the Notes.
                                    Advertising expenses approved in advance by the Company will be paid by the Company.

Payment of Expenses:                The Agent will forward to the Company,
--------------------                following the end of each quarter, a
                                    statement of the out-of-pocket expenses
                                    incurred by the Agent during that quarter which are reimbursable to it pursuant to the terms of the Distribution

                                    Agreement. The Company will remit payment to the Agent promptly following the receipt of each such statement.

Authenticity of
Signatures:                         The Agent will not have any obligation or
----------                          liability to the Company or either Trustee
                                    or any Authenticating Agent in respect of the authenticity of the signature of any officer, employee or agent of the Company or either Trustee or such Authenticating Agent on any Note.

     PART II. Administrative Procedures for Book-Entry Notes
              ----------------------------------------------

Issuance:                           On any date of settlement (as defined under
---------                           "Settlement" below) for one or more
                                    Book-Entry Notes, the Company will issue a single global note in fully registered form without coupons (a "Global Note") representing up to $200,000,000 principal amount of all of such Book-Entry Notes that have the same terms, except as to principal amount. Each Global Note will be dated and issued as of the date of its authentication by the relevant Trustee (or, in the case of the Subordinated Note Trustee, by The Chase
                                    Manhattan Bank, as the Authenticating
                                    Agent). No Global Note will represent any
                                    Certificated Note.

Identification Numbers:             The Company will arrange with the CUSIP
-----------------------             Service Bureau of Standard & Poor's
                                    Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers) consisting of approximately 900 CUSIP numbers and relating to Global Notes representing Book-Entry Notes. The
                                    Company will obtain from the CUSIP
                                    Service Bureau a written list of such
                                    series of reserved CUSIP numbers
                                    and will deliver such list to The Chase
                                    Manhattan Bank and DTC. The Company will assign CUSIP numbers to Global Notes as described below under Settlement Procedure
                                    "B". DTC will notify the CUSIP Service
                                    Bureau periodically of the CUSIP numbers that the Company has assigned to Global
                                    Notes. The Chase Manhattan Bank will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Notes, and if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Notes representing Book-Entry Notes.
                                    Upon obtaining such additional CUSIP
                                    numbers, the Company shall deliver a list thereof to The Chase Manhattan Bank and DTC.


Registration:                       Each Global Note will be registered in the
-------------                       name of Cede & Co., as nominee for DTC, on
                                    the Security Register maintained under the Indenture governing such Global Note. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner (or such participant) in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC. So long as Cede & Co. is the registered owner of a Global Note, DTC will be considered the sole owner and holder of the Book-Entry
                                    Notes represented by such Global Note for all purposes under the Indenture governing such Global Note.


Transfers:                          Transfers of a Book-Entry Note will
----------                          be accomplished by book entries made by
                                    DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Consolidation
and Exchange:                       The Chase Manhattan Bank may deliver to DTC
-------------                       and the CUSIP Service Bureau at any time a
                                    written notice of consolidation specifying
                                    (i) the CUSIP numbers of two or more
                                    outstanding Global Notes that represent Book
                                    Entry Notes having the same terms other than principal amount and (for all such Notes other than zero coupon Notes) for which interest has been paid to the same date,
                                    (ii) a date, occurring at least 30 days
                                    after such written notice is delivered and (for all such Notes other than zero coupon
                                    Notes) at least 30 days before the next
                                    Interest Payment Date for such Book-Entry
                                    Notes, on which such Global Notes shall be exchanged for a single replacement Global
                                    Note and (iii) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its participants (including The Chase Manhattan
                                    Bank) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, The Chase Manhattan Bank will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new
                                    CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, The Chase Manhattan Bank will exchange such
                                    Global Notes for a single Global Note
                                    bearing the new CUSIP number and new
                                    Original Issue Date (determined in
                                    accordance with the Letters of
                                    Representations), and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed
                                    $200,000,000 in aggregate principal amount, one Global Note will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global
                                    Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global
                                    Notes (see "Denominations" below).

Denominations:                      As noted in Part I above, Book-Entry Notes
--------------                      will be issued in minimum denominations of
                                    $100,000 and in denominations exceeding such amount by integral multiples of $1,000.
                                    Global Notes will be denominated in
                                    principal amounts not in excess of
                                    $200,000,000. If one or more Book-Entry
                                    Notes having an aggregate principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $200,000,000 principal amount of such
                                    Book-Entry Note or Notes and an additional
                                    Global Note will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global
                                    Notes representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:                           General. Except as set forth below, each
--------                            Book-Entry Note will bear interest as set
                                    forth in "Interest Payment" above, and such interest shall be payable as set forth therein.

                                    Standard & Poor's Ratings Services, a
                                    Division of the McGraw-Hill Companies, Inc.
                                    ("S&P"), will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Note in the appropriate (daily or weekly) bond report published by S&P.

Payments of                         Payments of Interest Only. On the fifth
Principal and                       Business Day immediately preceding each
Interest:                           Interest Payment Date, The Chase Manhattan
---------                           Bank will deliver to the Company's
                                    Treasurer's Office and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on such Interest Payment Date and the total of such amounts. DTC will confirm the amount payable on each Global Note on such Interest
                                    Payment Date by reference to the appropriate
                                    (daily or weekly) bond reports published by S&P. The Company will pay to The Chase
                                    Manhattan Bank, as paying agent, the total amount of interest due on such Interest
                                    Payment Date and The Chase Manhattan Bank will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".

                                    Payments at Maturity. On or about the first
                                    Business Day of each month, The Chase
                                    Manhattan Bank will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Note maturing in the following month. The Company, The Chase Manhattan Bank and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the Maturity of such Global Note. The Company will pay to The Chase Manhattan Bank, as paying agent, the principal amount of such Global Note, together with interest due at such Maturity and The Chase Manhattan Bank will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".

                                    Promptly after payment to DTC of the
                                    principal and interest due at the Maturity of such Global Note, the Senior Note Trustee, in the case of Senior Notes, and the Authenticating Agent, in the case of Subordinated Notes, will cancel such Global Note and deliver it to the Company with an appropriate debit advice. On the first Business Day of each month, The Chase Manhattan Bank will deliver to each Trustee a written statement indicating the total principal amount of outstanding Global Notes for which such Trustee serves as trustee as of the immediately preceding Business Day.

                                    Manner of Payment. The total amount of
                                    any principal and/or interest due on
                                    Global Notes on any Interest Payment Date or at Maturity shall be paid by the Company to The Chase Manhattan Bank in funds available for use by The Chase Manhattan Bank as of

                                    9:30 a.m. (New York City time) on such date.
                                    The Company will make such payment on such Global Notes by instructing The Chase Manhattan Bank to withdraw funds from an account maintained by the Company at The Chase Manhattan Bank or by wire transfer to The Chase Manhattan Bank. The Company will confirm such instruction in writing to The Chase Manhattan Bank (with a copy to the Subordinated Note Trustee if such Global Notes represent Subordinated Notes). Prior to 10:00 a.m. (New York City time) on such date or as soon as possible thereafter, The Chase Manhattan Bank will pay the foregoing amounts to DTC in same day funds in accordance with the payment provisions contained in the applicable Letter of Representations. DTC will allocate such payments to its Participants in accordance with its existing operating procedures.

                                    NEITHER THE COMPANY, AS ISSUER, THE CHASE
                                    MANHATTAN BANK, THE SENIOR NOTE TRUSTEE NOR
                                    THE SUBORDINATED NOTE TRUSTEE SHALL HAVE ANY
                                    RESPONSIBILITY OR LIABILITY FOR THE PAYMENT
                                    BY DTC TO SUCH PARTICIPANTS OF THE PRINCIPAL
                                    OF, PREMIUM, IF ANY, AND INTEREST ON THE
                                    BOOK-ENTRY NOTES.

                                    Withholding Taxes. The amount of any
                                    taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Settlement:                         The receipt by the Company of immediately
-----------                         available funds in
                                    payment for a Book-Entry Note and the
                                    authentication and issuance of the Global
                                    Note representing such Note shall constitute
                                    "settlement" with respect to such Book-Entry
                                    Note. All orders accepted by the Company will be settled on the third Business Day following the date of acceptance unless otherwise agreed by the purchaser and the Company. Such date of acceptance shall be specified upon acceptance of such offer.

Settlement Procedures:              Settlement Procedure with regard to each
----------------------              Book-Entry Note sold by the Company through
                                    the Agent, as agent, shall be as follows:

                                     A. The Agent will provide to the Company
                                        (unless provided by the purchaser
                                        directly to the Company) by telephone,
                                        facsimile transmission or other means
                                        agreed upon by the Company and the Agent the following information (the "Settlement Details"):

                                        1. Principal amount and issue price.

                                        2. If a Fixed Rate Note, the interest
                                           rate, Regular Record Dates and
                                           Interest Payment Dates, if any.

                                        3. Settlement date (Original Issue
                                           Date).

                                        4. Maturity Date.

                                        5. Type of Note (i.e., Senior Note or
                                           Subordinated Note).

                                        6. Agent's commission (to be paid in the
                                           form of a discount from the issue
                                           price remitted to the Company upon
                                           settlement).

                                        7. Redemption provisions, if any.

                                        8. Repayment provisions, if any.

                                        9. If a Floating Rate Note, such of the
                                           following as are applicable:

                                           (i) Interest Rate Basis,

                                           (ii) Index Maturity,

                                           (iii) Spread or Spread Multiplier,

                                           (iv) Maximum Rate,

                                           (v) Minimum Rate,

                                           (vi) Initial Interest Rate,

                                           (vii) Calculation Date,

                                           (ix) Interest Determination Dates,

                                           (x) Interest Payment Dates,

                                           (xi) Regular Record Dates and

                                           (xii) Calculation Agent.

                                        10. All other terms of the Book-Entry
                                           Note and all other items necessary to
                                           complete the applicable Global Note.

                                           Before accepting any offer to
                                           purchase a Book-Entry Note that will
                                           have terms in addition to or
                                           different from the terms set forth on
                                           any form of Note previously delivered
                                           by the Company to, and approved by,
                                           the applicable Trustee, other
                                           than merely as a result of completing
                                           any blanks (other than the "Other
                                           Terms" or equivalent blank) on such
                                           form the Company will provide a
                                           description of the proposed different
                                           or additional terms to the applicable
                                           Trustee and its counsel for the
                                           purpose of determining whether such
                                           terms are consistent with the
                                           applicable Indenture, are
                                           administratively acceptable to such
                                           Trustee and its agents and do not
                                           affect such Trustee's or its agents'
                                           own rights, duties or immunities
                                           under the Notes or the applicable
                                           Indenture or otherwise in a manner
                                           which is not reasonably acceptable to
                                           such Trustee or its agents (all such
                                           terms having been authorized, as of
                                           the date of these Administrative
                                           Procedures, by or pursuant to a Board
                                           Resolution and the applicable Trustee
                                           having received, as of the date of
                                           these Administrative Procedures, all
                                           opinions, certificates and orders
                                           required prior to the authentication
                                           and issuance of a Note containing
                                           such terms). Any offer to purchase
                                           such a Book-Entry Note shall only be
                                           accepted by the Company if such terms
                                           shall not be disapproved by the
                                           applicable Trustee or its counsel on
                                           one of the above-mentioned grounds
                                           after the foregoing review.

                                           In addition, before accepting any
                                           offer to purchase any Note to be
                                           settled in less than three Business
                                           Days, the Company will verify that
                                           the Authenticating Agent will have
                                           adequate time to prepare and
                                           authenticate such Note.

                                        B. The Company will assign a CUSIP
                                           number to the Global Note
                                           representing such Book-Entry Note and
                                           then advise The Chase Manhattan Bank
                                           in writing, including facsimile or
                                           electronic transmission, and, in the
                                           case of Subordinated Notes, the
                                           Subordinated Note Trustee by
                                           telephone (confirmed in writing at
                                           any time on the same date) or
                                           facsimile transmission of the
                                           information set forth in Settlement
                                           Procedure "A" above, such CUSIP
                                           number and the name of the Agent.
                                           Each such communication by the
                                           Company shall constitute a
                                           representation and warranty by the
                                           Company to The Chase Manhattan Bank,
                                           each Trustee and the Agent that (i)
                                           such Book-Entry Note is then, and at
                                           the time of issuance and sale thereof
                                           will be, duly authorized for issuance
                                           and sale by the Company, (ii) such
                                           Book-Entry Note, and the Global Note
                                           representing such Book-Entry Note,
                                           will conform with the terms of the
                                           Indenture pursuant to which such
                                           Book- Entry Note is issued and (iii)
                                           upon authentication and delivery of
                                           such Global Note and any other
                                           Securities to be issued on or prior
                                           to the settlement date for the Book-
                                           Entry Note represented by such Global
                                           Note, the aggregate amount of
                                           Securities which have been issued and
                                           sold by the Company will not exceed
                                           the amount of Securities registered
                                           under the Registration Statements.

                                        C. The Chase Manhattan Bank will enter a
                                           pending deposit message through DTC's
                                           Participant Terminal System,
                                           providing the
                                           following settlement information to
                                           DTC, the Agent, S&P and, upon
                                           request, the Trustee under the
                                           Indenture pursuant to which each
                                           Book-Entry Note which is represented
                                           by the Global Note is to be issued:

                                           1. The information set forth in
                                              Settlement Procedure "A".

                                           2. Initial Interest Payment Date for
                                              each such Book-Entry Note, the
                                              number of days by which such date
                                              succeeds the related Regular
                                              Record Date and the amount of
                                              interest payable on such Interest
                                              Payment Date (to the extent known
                                              at such time).

                                           3. CUSIP number of the Global Note
                                              representing such Book-Entry Note.

                                           4. Whether such Global Note will
                                              represent any other Book-Entry
                                              Note (to the extent known at such
                                              time).

                                        D. Upon receipt of appropriate
                                           documentation and instructions, the
                                           Company will instruct the Senior Note
                                           Trustee to prepare and authenticate
                                           each Senior Global Note and will
                                           instruct the Authenticating Agent to
                                           prepare and authenticate each
                                           Subordinated Global Note by facsimile
                                           transmission or other acceptable
                                           written means.

                                        E. The Chase Manhattan Bank will
                                           complete and the Senior Note Trustee
                                           or the Authenticating Agent, as the
                                           case may be, will authenticate the
                                           Global Note, and The Chase Manhattan
                                           Bank
                                           will register the Global Note in the
                                           name of Cede & Co., as nominee of
                                           DTC, and hold such Global Note for
                                           delivery on the Closing Date therefor
                                           to The Chase Manhattan Bank, as
                                           Custodian.

                                        F. DTC will credit each Book-Entry Note
                                           represented by the Global Note to be
                                           issued to the applicable participant
                                           account at DTC.

                                        G. The Chase Manhattan Bank will enter
                                           an SDFS deliver order through DTC's
                                           Participant Terminal System with
                                           respect to each Book-Entry Note
                                           represented by the Global Note to be
                                           issued instructing DTC to (i) debit
                                           such Book-Entry Note to The Chase
                                           Manhattan Bank's participant account
                                           and credit such Book-Entry Note to
                                           the Agent's participant account and
                                           (ii) debit the Agent's settlement
                                           account and credit The Chase
                                           Manhattan Bank's settlement account
                                           for an amount equal to the price of
                                           such Book-Entry Note less the Agent's
                                           commission. The entry of such a
                                           deliver order shall constitute a
                                           representation and warranty by The
                                           Chase Manhattan Bank to DTC that (i)
                                           the Global Note representing such
                                           Book- Entry Note has been issued and
                                           authenticated and (ii) The Chase
                                           Manhattan Bank is holding such Global
                                           Note pursuant to the Certificate
                                           Agreement.

                                        H. The Agent will enter an SDFS deliver
                                           order through DTC's Participant
                                           Terminal System with respect to each
                                           Book-Entry Note represented by the
                                           Global Note to be issued instructing
                                           DTC (i) to debit such

                                           Book-Entry Note to the Agent's
                                           participant account and credit such
                                           Book-Entry Note to the participant
                                           account of the Participant with
                                           respect to such Book-Entry Note and
                                           (ii) to debit the settlement account
                                           of such Participant and credit the
                                           settlement account of the Agent for
                                           an amount equal to the price of such
                                           Book-Entry Note.

                                        I. Transfers of funds in accor dance
                                           with SDFS deliver orders described in
                                           Settlement Procedures "G" and "H"
                                           will be settled in accordance with
                                           SDFS operating procedures (as
                                           referenced in the Letters of
                                           Representations) in effect on the
                                           settlement date.

                                        J. The Chase Manhattan Bank will credit
                                           to an account of the Company
                                           maintained at The Chase Manhattan
                                           Bank funds available for immediate
                                           use in the amount transferred to The
                                           Chase Manhattan Bank in accordance
                                           with Settlement Procedure "G".

                                        K. The Chase Manhattan Bank, as
                                           Custodian, will hold the Global Note
                                           pursuant to the Certificate
                                           Agreement. Periodically, The Chase
                                           Manhattan Bank will send to the
                                           Company a statement setting forth the
                                           principal amount of Book-Entry Notes
                                           outstanding as of that date under
                                           each Indenture.

                                        L. The Agent will deliver to the
                                           purchaser a copy of the most recent
                                           Prospectus applicable to the Notes
                                           with or prior to the earlier of any
                                           written offer of Notes and the
                                           confirmation and
                                           payment by the purchaser of the Note.

                                           The Agent will confirm the purchase
                                           of each Book-Entry Note to the
                                           purchaser either by transmitting to
                                           the Participant with respect to such
                                           Book-Entry Note a confirmation order
                                           or orders through DTC's institutional
                                           delivery system or by mailing a
                                           written confirmation to such
                                           purchaser.

Settlement
Procedures
Timetable:                          For orders of Book-Entry Notes solicited by
----------                          the Agent, as agent, and accepted by the
                                    Company for settlement on the first Business
                                    Day after the sale date, Settlement
                                    Procedures "A" through "L" set forth above shall be completed as soon as possible but not later than the respective times (New
                                    York City time) set forth below:

                                    Settlement
                                    Procedure                   Time

                                    A-B          11:00 A.M.     on the sale date
                                    C             2:00 P.M.     on the sale date
                                    D             3:00 P.M.     on Business Day
                                                                before
                                                                settlement date
                                    E             9:00 A.M.     on settlement
                                                                date
                                    F             10:00 A.M.    on settlement
                                                                date
                                    G-H           2:00 P.M.     on settlement
                                                                date
                                    I             4:45 P.M.     on settlement
                                                                date
                                    J-L           5:00 P.M.     on settlement
                                                                date

                                    If a sale is to be settled more than one
                                    Business Day after the sale date, Settlement
                                    Procedures "A", "B" and "C" shall be
                                    completed as soon as practicable but no
                                    later than 11:00 A.M. and 2:00 P.M., as the case may be, on the first

                                    Business Day after the sale date. Settlement
                                    Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in other events specified in the SDFS operating procedures in effect on the settlement date. Settlement Procedures "D-H" and "J-L" shall be completed as soon as practicable but no later than the respective dates set forth above.

                                    If settlement of a Book-Entry Note is
                                    rescheduled or canceled, the Company will as soon as practicable give The Chase Manhattan Bank notice to such effect. The Chase Manhattan Bank will deliver to DTC, through DTC's Participant Terminal System, a cancelation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date (provided The Chase Manhattan Bank has received such notice from the Company by noon on the Business Day immediately preceding the settlement date).

Fails:                              If The Chase Manhattan Bank fails to enter
------                              an SDFS deliver order with respect to a
                                    Book-Entry Note pursuant to Settlement
                                    Procedure "G", The Chase Manhattan Bank may deliver to DTC, through DTC's Participant
                                    Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Book-Entry Note to The Chase Manhattan
                                    Bank's participant account. DTC will process the withdrawal message, provided that The
                                    Chase Manhattan Bank's participant account contains a principal amount of the Global
                                    Note representing such Book-Entry Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry

                                    Notes represented by a Global Note, the
                                    Senior Note Trustee, in the case of Senior
                                    Notes, or the Authenticating Agent, in the case of Subordinated Notes, will mark such Global Note "Canceled", make appropriate entries in its records and send such canceled Global Note to the Company. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Note, The Chase Manhattan Bank and the Senior Note Trustee or the Authenticating Agent, as the case may be, will exchange such Global Note for two Global Notes, one of which shall represent such Book-Entry Note or Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

                                    If the purchase price for any Book-Entry
                                    Note is not timely paid to the Participant with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participant and, in turn, the Agent for such Note may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "H" and "G", respectively. Thereafter, The Chase Manhattan Bank will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                                    Notwithstanding the foregoing, upon any
                                    failure to settle with respect to a
                                    Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Note, The Chase Manhattan Bank and the Senior Note Trustee or the Authenticating Agent, as the case may be, will provide, in accordance with Settlement Procedures "D" and "E", for the authentication and issuance of a Global Note representing the other Book-Entry Notes to have been represented by such Global Note and will make appropriate entries in its records.

                                    PART III

                Administrative Procedures for Certificated Notes
                ------------------------------------------------

Issuance:                           Each Certificated Note will be dated and
---------                           issued as of the date of its authentication
                                    by the relevant Trustee (or, in the case of the Subordinated Note Trustee, by the Authenticating Agent).


Transfers and                       A Certificated Note (whether a Senior Note
Exchanges:                          or a Subordinated Note) may be presented for
----------                          transfer or exchange at the principal
                                    corporate trust office in New York City of the Senior Trustee. Certificated Notes will be exchangeable for other Certificated Notes having identical terms but different authorized denominations. Certificated Notes will not be exchangeable for Book-Entry
                                    Notes.

Payments of                         On the fifth Business Day immediately
Principal and                       preceding each Interest Payment Date, The
Interest:                           Chase Manhattan
---------

                                    Bank, as paying agent, will furnish the
                                    Company with the total amount of the
                                    interest payments to be made on such
                                    Interest Payment Date to the extent known.
                                    In addition, on or about the first Business
                                    Day of each month, The Chase Manhattan Bank will provide to the Company's Treasurer's Office a list of the principal and interest to be paid on the respective Notes maturing in the following month. The Company will provide to The Chase Manhattan Bank not later than any payment date sufficient moneys to pay in full all principal and interest payments due on such payment date. The Chase Manhattan Bank shall make all such payments in accordance with the terms of the Notes. Notes presented to The Chase Manhattan Bank at Maturity will be canceled by The Chase Manhattan Bank.

                                    The Chase Manhattan Bank will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

Settlement:                         The receipt by the Company of immediately
-----------                         available funds in exchange for an
                                    authenticated Certificated Note delivered to the Agent and the Agent's delivery of such Certificated Note against receipt of immediately available funds shall, with respect to such Certificated Note, constitute "settlement". All orders accepted by the Company will be settled on the third
                                    Business Day following the date of
                                    acceptance unless otherwise agreed by the purchaser and the Company. Such date of settlement shall be specified upon acceptance of such offer.

Settlement                          Settlement Procedures with regard to each
Procedures:                         Certificated Note sold by
-----------
                                    the Company through the Agent, as agent, shall be as follows:

                                        A. The Agent will provide to the Company
                                           (unless provided by the purchaser
                                           directly to the Company), by
                                           telephone, facsimile transmission or
                                           other means agreed upon by the
                                           Company and the Agent, the following
                                           information (the "Settlement
                                           Details"):

                                        1. Exact name in which the Note or Notes
                                           are to be registered.

                                        2. Exact address of registered owner
                                           and, if different, address for
                                           payment of principal and interest.

                                        3. Taxpayer identification number of
                                           registered owner.

                                        4. Principal amount and issue price.

                                        5. If a Fixed Rate Note, the interest
                                           rate, Regular Record Dates and
                                           Interest Payment Dates, if any.

                                        6. Settlement date (Original Issue
                                           Date).

                                        7. Maturity Date.

                                        8. Type of Note (i.e., Senior Note or
                                           Subordinated Note).

                                        9. Agent's commission (to be paid in the
                                           form of a discount from the issue
                                           price remitted to the Company upon
                                           settlement).

                                        10. Redemption provisions, if any.

                                        11. Repayment provisions, if any.

                                        12. If a Floating Rate Note, such of the
                                           following as are applicable:

                                           (i)    Interest Rate Basis,

                                           (ii)   Index Maturity,

                                           (iii)  Spread or Spread Multiplier,

                                           (iv)   Maximum Rate,

                                           (v)    Minimum Rate,

                                           (vi)   Initial Interest Rate,

                                           (vii)  Interest Reset Dates,

                                           (viii) Calculation Date,

                                           (ix)   Interest Determination Dates,

                                           (x)    Interest Payment Dates,

                                           (xi)   Regular Record Dates, and

                                           (xii)  Calculation Agent.

                                        13. Authorized denominations of Notes
                                           denominated in other than U.S.
                                           dollars.

                                        14. All other terms of the Note and all
                                           other items necessary to complete the
                                           Note.

                                           Before accepting any offer to
                                           purchase a Certificated Note that
                                           will have terms in addition to or
                                           different from the terms set forth on
                                           any form
                                           of Note previously delivered by the
                                           Company to, and approved by, the
                                           applicable Trustee, other than merely
                                           as a result of completing any blanks
                                           (other than the "Other Terms" or
                                           equivalent blank) on such form, the
                                           Company will provide a description of
                                           the proposed different or additional
                                           terms to the applicable Trustee and
                                           its counsel for the purpose of
                                           determining whether such terms are
                                           consistent with the applicable
                                           Indenture, are administratively
                                           acceptable to such Trustee and its
                                           agents and do not affect such
                                           Trustee's or its agents' own rights,
                                           duties or immunities under the Notes
                                           or the applicable Indenture or
                                           otherwise in a manner which is not
                                           reasonably acceptable to such Trustee
                                           or its agents (all such terms having
                                           been authorized, as of the date of
                                           these Administrative Procedures, by
                                           or pursuant to a Board Resolution and
                                           the applicable Trustee having
                                           received, as of the date of these
                                           Administrative Procedures, all
                                           opinions, certificates and orders
                                           required prior to the authentication
                                           and issuance of a Note containing
                                           such terms). Any offer to purchase
                                           such a Certificated Note shall only
                                           be accepted by the Company if such
                                           terms shall not be disapproved by the
                                           applicable Trustee or its counsel on
                                           one of the above-mentioned grounds
                                           after the foregoing review.

                                           In addition, before accepting any
                                           offer to purchase any Certificated
                                           Note to be settled in fewer than
                                           three Business Days, the Company will
                                           verify
                                           that the Senior Trustee or the
                                           Authenticating Agent, as the case may
                                           be, will have adequate time to
                                           prepare and authenticate such
                                           Certificated Note.

                                        B. The Company will advise the relevant
                                           Trustee (and, in the case of the
                                           Subordinated Note Trustee, the
                                           Authenticating Agent) by telephone
                                           (confirmed in writing at any time on
                                           the next Business Day) or electronic
                                           transmission of the information set
                                           forth in Settlement Procedure "A"
                                           above and the name of the Agent and
                                           shall instruct the relevant Trustee
                                           or the Authenticating Agent, as
                                           applicable, to authenticate the Note.
                                           Each such communication by the
                                           Company shall constitute a
                                           representation and warranty by the
                                           Company to each Trustee and the Agent
                                           that (i) such Certificated Note is
                                           then, and at the time of issuance and
                                           sale thereof will be, duly authorized
                                           for issuance and sale by the Company,
                                           (ii) such Certificated Note will
                                           conform with the terms of the
                                           Indenture pursuant to which such
                                           Certificated Note is issued and (iii)
                                           upon authentication and delivery of
                                           such Certificated Note and any other
                                           Securities to be issued on or prior
                                           to the settlement date for such
                                           Certificated Note, the aggregate
                                           amount of Securities which have been
                                           issued and sold by the Company will
                                           not exceed the amount of Securities
                                           registered under the Registration
                                           Statements.

                                        C. The Company will deliver to The Chase
                                           Manhattan Bank a pre-
                                           printed five-ply packet for such
                                           Certificated Note, which packet
                                           will contain the following
                                           documents in forms that have been
                                           approved by the Company, the Agent
                                           and the Trustees:

                                           1. Certificated Note with customer
                                              confirmation.

                                           2. Stub One - For Trustee.

                                           3. Stub Two - For Agent.

                                           4. Stub Three - For the Company.

                                           5. Stub Four - For the Authenticating
                                              Agent.

                                        D. The Senior Trustee (or, in the case
                                           of a Subordinated Note, the
                                           Authenticating Agent) will complete
                                           and authenticate such Certificated
                                           Note and deliver it (with the
                                           confirmation) and Stubs One, Two and
                                           Four to the Agent, and the Agent will
                                           acknowledge receipt of the Note by
                                           stamping or otherwise marking Stubs
                                           One and Four and returning Stub One
                                           to the relevant Trustee and Stub Four
                                           to the Authenticating Agent in the
                                           case of Subordinated Notes. Such
                                           delivery will be made only against
                                           such acknowledgment of receipt. Upon
                                           verification by the Agent that a Note
                                           has been properly prepared and
                                           authenticated by the Senior Note
                                           Trustee or the Authenticating Agent,
                                           payment therefor will be made to the
                                           Company by the Agent on the
                                           settlement date in immediately
                                           available funds in an amount equal to
                                           the issue price of such Note less the
                                           Agent's commission. Such payment
                                           shall
                                           be made only upon prior receipt by
                                           the Agent of immediately available
                                           funds from or on behalf of the
                                           purchaser unless the Agent decides,
                                           at its option, to advance its own
                                           funds for such payment against
                                           subsequent receipt of funds from the
                                           purchaser.

                                           In the event that any Certificated
                                           Note is incorrectly prepared, the
                                           applicable Trustee (and, if a
                                           Subordinated Note, the Authenticating
                                           Agent) will promptly issue a
                                           replacement Senior Note or
                                           Subordinated Note, as the case may
                                           be, in exchange for the incorrectly
                                           prepared Certificated Note.

                                        E. The Agent will deliver such
                                           Certificated Note (with the
                                           confirmation) to the customer against
                                           payment in immediately payable funds.
                                           The Agent will obtain the
                                           acknowledgment of receipt of such
                                           Certificated Note by retaining Stub
                                           Two.

                                        F. The applicable Trustee will send Stub
                                           Three to the Company by first-class
                                           mail.

                                        Notwithstanding the foregoing, the
                                        Company, the Agent and the applicable
                                        Trustee and its agents may decide to
                                        issue Certificated Notes which are
                                        printed as separate documents and not as part of five-ply packets and may decide to dispense with the delivery of Stubs and instead to use different forms of receipt. Any such different arrangements must be agreed to prior to the acceptance by the Company of an offer to purchase Notes.

Settlement                          For orders of Certificated Notes solicited
Procedures                          by the Agent, as agent, and accepted by the
Timetable:                          Company, Settlement Procedures "A" through
----------                          "F" set forth above shall be completed on or
                                    before the respective times (New York City time) set forth below:


                                    Settlement
                                    Procedure Time
                                    --------------
                                    A         2:00 P.M.     on the Business
                                                            Day before
                                                            settlement
                                    B-C       3:00 P.M.     on the Business
                                                            Day before
                                                            settlement
                                    D         2:15 P.M.     on settlement
                                                            date
                                    E         3:00 P.M.     on settlement
                                                            date
                                    F         5:00 P.M.     on settlement
                                                            date

                                    Notwithstanding the foregoing, if the
                                    settlement date is the date of acceptance of the offer to purchase the Note, Settlement Procedures "A" through "C" shall be completed on or before 11:00 A.M. (New York City time) on the settlement date.


Fails:                              In the event that a purchaser shall fail to
------                              accept delivery of and make payment for a
                                    Note by 3:00 P.M., New York City time, on the settlement date therefor, the Agent will notify the relevant Trustee and, if applicable, the Authenticating Agent and the Company by telephone, confirmed in writing
                                    (which may be given by telex or telecopy), and if the Note has been delivered to the Agent, return the Note to the Senior Note
                                    Trustee or the Authenticating Agent. The
                                    Company will promptly provide such Trustee or the Authenticating Agent with appropriate documentation and instructions to complete the transactions hereinafter outlined and will remit to the Agent funds in the amount, if any, it received with respect to such Note. Such payment will be made on the settlement date for such Note, if possible, and in any event not later than the Business Day following such settlement date. If such fail shall have occurred for any reason other than the failure of the Agent to provide the Settlement Details to the Company or to provide a confirmation to the purchaser within a reasonable period of time as described above, the Company will reimburse the Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

                                    Immediately upon receipt of a Note in
                                    respect of which a fail occurred, the Senior
                                    Note Trustee or Authenticating Agent will make appropriate entries in its records and cancel such Note.

                                                                         Annex B
                                                                         -------



                             Paine Webber Group Inc.

                                 Terms Agreement
                                 ---------------



                                                                        , 199[ ]


[PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019]


Dear Sirs:

         Paine Webber Group Inc. (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement dated September [ ], 1998 (the "Distribution Agreement"), between the Company and PaineWebber Incorporated, to issue and sell to [PaineWebber Incorporated] (the "Purchaser") the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agent, as the agent of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company solely by virtue of such party's execution of this Terms Agreement. Each of the representations and warranties set forth in the Distribution Agreement shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 4 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

         An amendment to one or both of the Registration Statements (as defined in the Distribution Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us the counterpart hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.


                                        PAINE WEBBER GROUP INC.,


                                        By
                                           ------------------------
                                           Title:


Accepted:

[PAINEWEBBER INCORPORATED],


    By
       -------------------------
        Title:

                                                             SCHEDULE TO ANNEX B










Title of Purchased Securities:

    [ %] Medium-Term [Senior] [Subordinated] Notes, Series [C]
    [D]


Aggregate Principal Amount:

    $


[Price to Public:]

Purchase Price by [PaineWebber Incorporated]:

       % of the principal amount of the Purchased Securities,
    plus accrued interest from
    to             [and accrued amortization, if any, from
               to           ]

Method of and Specified Funds for Payment of Purchase Price:

    [By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House] [immediately available] funds]

    [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]


Indenture:

    [Senior] [Subordinated] Note Indenture, as defined in the Distribution Agreement


Time of Delivery:


Closing Location:


Maturity:


Interest Rate:

    [   %]

Interest Payment Dates:

    [months and dates]

Other Terms of the Purchased Securities:


Documents to be Delivered:

    The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

       [(1)           The officers' certificate referred to in
                      Section 7(c)(i).]

       [(2)           The opinion referred to in Section 7(c)(ii).]

       [(3)           The opinion referred to in Section
                      7(c)(iii).]

       [(4)           The accountant's letter referred to in
                      Section 7(c)(iv).]

Other Provisions (including syndicate provisions or Section 5(l) limitations, if applicable):

                                                                         Annex C
                                                                         -------










         (A) The Company 1/ shall furnish to the Agent an opinion of the General Counsel of the Company 2/ , dated the Closing Date, to the effect that:

                  (1) each of the Company and its significant United States subsidiaries listed on Schedule I hereto (individually, a "U.S. Subsidiary" and collectively, the "U.S. Subsidiaries"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the failure to qualify and be in good standing would materially and adversely affect the Company and its subsidiaries, considered as a whole;

                  (2) all the outstanding shares of capital stock of each U.S. Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and are owned by the Company either directly or through wholly owned subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry of appropriate officers of the Company, any other security interests, claims, liens or encumbrances, except for restrictions on sales of capital stock contained in debt instruments;

                  (3) the Notes conform in all material respects to the description thereof contained in the Prospectus. The Indentures have been duly authorized, executed and delivered by the Company, have been duly qualified under the Trust Indenture Act of 1939 and constitute legal, valid and binding obligations of the Company

--------

     1/ All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Distribution Agreement of which this Annex C is a part.
     2/ To the extent any significant subsidiary of the Company is not chartered or organized under the laws of a State of the United States, counsel qualified to practice law in the jurisdiction in which such subsidiary is chartered or organized will furnish an opinion on behalf of the Company with respect to the matters set forth in paragraphs 1 and 2 below for such subsidiary.

         enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law). The Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indentures and delivered and paid for pursuant to the Distribution Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the appropriate Indenture and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law). In expressing the opinion set forth in this paragraph, counsel will, with your consent, assume that the Notes will conform as to form to the forms of Notes reviewed by him (with maturity, interest rate and original issuance date and other data requiring completion appropriately completed and without any entry having been made on the face of the Notes under "Other Terms") and that the Notes will be duly authenticated by the appropriate Trustee.

                  (4) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in either of the Registration Statements or the Prospectus, and there is no franchise, contract or other document of a character required to be described in either of the Registration Statements or the Prospectus, or to be filed as an exhibit to either of the Registration Statements or the Prospectus, which is not disclosed, described or filed as required; and the statements included or incorporated in the Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

                  (5) the Registration Statements have become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of either of the Registration Statements has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

                  (6) the Distribution Agreement has been duly authorized, executed and delivered by the Company;

                  (7) the information required to be set forth in each of the Registration Statements in answer to Item 10 (insofar as it relates to such counsel) of Form S-3, to the best knowledge of such counsel, is accurately set forth in such Registration Statement in all material respects or no response is required with respect to such Item; and the authorized equity capitalization of the Company is as described in the documents incorporated by reference in the Prospectus;

                  (8) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in the Distribution Agreement, except such as have been obtained under the Securities Act and the Trust Indenture Act and such as may be required under the "blue sky" laws of any jurisdiction in connection with the sale of Notes;

                  (9) none of the issuance and sale of the Notes, the consummation by the Company of any other of the transactions contemplated in the Distribution Agreement or the fulfillment of the terms of the Distribution Agreement will (a) conflict with, result in a breach of, or constitute a default under (i) the Restated Certificate of Incorporation, as amended, or By-laws of the Company, or (ii) the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its U.S. Subsidiaries or significant foreign subsidiaries listed on Schedule I hereto (the "Foreign Subsidiaries" and, together with the U.S. Subsidiaries, the "Subsidiaries") is a party or bound, or (b) violate any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries except, in the case of clauses
         (a)(ii) and (b) above, for conflicts, breaches, defaults or violations as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and would not have a material adverse effect on the issuance or sale of the Notes; and

                  (10) to the best knowledge of such counsel, no holder of securities of the Company has rights to the registration of such securities under either of the Registration Statements.

         In rendering such opinion, such counsel may rely as to matters involving the application of laws of any jurisdiction other than the States of Delaware and New York or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agent.

         (B) The Company shall furnish to the Agent a letter from the General Counsel of the Company, dated the Closing Date, to the effect that such counsel has no reason to believe that: (i) the Registration Statements and the Prospectus (except for the financial statements and other information of an accounting or financial nature included therein, and the Statements of Eligibility (Form T-1) included as exhibits to the Registration Statements, as to which he need not express any view) were not appropriately responsive in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the respective applicable rules and regulations of the Commission thereunder and (ii) the First Registration Statement, at the time Post Effective Amendment No. 1 thereto became effective, or the Second Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the date of the letter, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of an accounting or financial nature included therein, and the Statements of Eligibility (Form T-1) included as exhibits to the Registration Statements, as to which he need not express any view).

                                                                      SCHEDULE I




                          Significant U.S. Subsidiaries
                          -----------------------------

PaineWebber Incorporated
Mitchell Hutchins Assets Management Inc.











                           Significant U.K. Subsidiary
                           ---------------------------

PaineWebber International (U.K.) Ltd.

                                                                         Annex D
                                                                         -------










                           Accountant's Comfort Letter
                           ---------------------------


         At each Closing Date and at such times as provided in the Distribution Agreement, 1/ Ernst & Young LLP shall furnish to the Agent or the Purchaser, as the case may be, a letter or letters (which may refer to letters previously delivered to the Agent or the Purchaser, as the case may be), dated as of the Closing Date or such other date, in form and substance satisfactory to the Agent or the Purchaser, as the case may be, confirming that they are independent certified public accountants within the meaning of the Securities Act and the Exchange Act and the respective applicable published rules and regulations thereunder, that the response to Item 10 of each of the Registration Statements is correct insofar as it relates to them and stating in effect that:

                  (a) in their opinion the consolidated financial statements and schedules audited by them and incorporated by reference in the Registration Statements and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder;

                  (b) on the basis of a reading of the "Selected Financial Data", if any, included or incorporated in the Registration Statements and the Prospectus and of the latest unaudited consolidated condensed financial statements made available by the Company and its consolidated subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit and executive committees of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent financial statements included or incorporated in the Registration Statements

--------

     1/ All capitalized terms used herein shall have the meanings ascribed to them in the Distribution Agreement of which this Annex D is a part.

         and the Prospectus, nothing came to their attention which caused them to believe that:

                           (1) the amounts in the unaudited "Summary Financial
                  Information", if any, included in the Prospectus, and the amounts in the "Selected Financial Data", if any, included or incorporated by reference in the Registration Statements and the Prospectus, do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived;

                           (2) any unaudited financial statements included or
                  incorporated in the Registration Statements and the Prospectus do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act or any material modifications should be made to the unaudited financial statements for them to be presented in conformity with such generally accepted accounting principles;

                           (3) with respect to the period subsequent to the date
                  of the most recent financial statements included or incorporated in the Registration Statements and the Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the consolidated long-term debt or non-convertible redeemable preferred stock of the Company and its subsidiaries or capital stock of the Company (excluding retained earnings and foreign currency translation adjustment) as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statements and the Prospectus, except in all instances for changes disclosed in such letter or letters; or

                           (4) if any unaudited pro forma consolidated condensed
                  financial statements are included or incorporated by reference in the Registration Statements and the Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (c) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statements, as amended, and the Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statements, including specified information, if any, included or incorporated from the Company's Annual Report on Form 10-K incorporated therein or specified information, if any, included or incorporated from any of the Company's Quarterly Reports on Form 10-Q incorporated therein, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.


                                                3